SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2005

                             ---------------------

                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         WASHINGTON                0-25159                     91-2094375
(State or other jurisdiction     (Commission                 (IRS employer
      of incorporation)          file number)             identification number)


4700-42ND AVE. SW, SUITE 430, SEATTLE, WA                        98116
 (Address of principal executive offices)                      (Zip code)


           Registrant's telephone, including area code (206) 577-1440

                                  N/A
     (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   REGULATION FD DISCLOSURE.

         On January 11, 2005, a letter to shareholders from our Chairman and Chief Executive Officer was published in the investor relations section of the Company's website at www.lioninc.com. The text of the letter is attached to this report as Exhibit 99.1.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


       (C)  EXHIBITS.


 EXHIBIT NO.    DESCRIPTION
 -----------    -----------

     99.1       Letter to shareholders dated January 11, 2005




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LION, Inc.



                                         By: /s/ Randall D. Miles
                                             --------------------
                                             Randall D. Miles
                                             Chairman and Chief Executive
                                             Officer


Date: January 11, 2005






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